Filed under Rules 497(e) and 497(k)
Registration No. 002-83631

VALIC Company I

(“VC I,” and each series thereof, a “Fund”)

Supplement dated May 8, 2026, to each Fund’s current Summary Prospectus,

Prospectus and Statement of Additional Information, as supplemented to date

The purpose of this Supplement is to notify you that on March 26, 2026, Corebridge Financial, Inc. (“Corebridge”), the parent company of The Variable Annuity Life Insurance Company (“VALIC”), the Funds’ investment adviser, and Equitable Holdings, Inc. (“EQH”) announced that they have entered into a definitive agreement to merge (the “Transaction”). The Transaction is expected to close by the end of 2026, subject to customary closing conditions, including the receipt of requisite regulatory approvals and approval of the shareholders of both Corebridge and EQH.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement between a registered investment company, such as VC I, and its investment adviser must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction may be deemed to cause an “assignment” of the Investment Advisory Agreement between VC I, on behalf of each Fund, and VALIC. As a result, the closing of the Transaction may cause the Investment Advisory Agreement to terminate automatically in accordance with its terms. It is anticipated that, prior to the closing of the Transaction, VC I’s Board of Directors (the “Board”) will consider a new investment advisory agreement between VC I, on behalf of each Fund, and VALIC. If approved by the Board, the new investment advisory agreement will be presented to the Funds’ shareholders for approval, and, if approved by shareholders, it will take effect upon the closing of the Transaction.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.